UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015 (November 11, 2015)

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 11, 2015, Intrexon Corporation (“Intrexon”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Agreement”) with Cantor Fitzgerald & Co. (“Cantor”) under which Intrexon may offer and sell its common stock having aggregate sales proceeds of up to $200,000,000 from time to time through Cantor as Intrexon’s sales agent. Sales of Intrexon’s common stock through Cantor, if any, will be made by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on or through the New York Stock Exchange, the existing trading market for our common stock, sales made to or through a market maker other than on an exchange or otherwise, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or any other method permitted by law, including in privately negotiated transactions. Cantor will use commercially reasonable efforts to sell Intrexon’s common stock from time to time, based upon instructions from Intrexon (including any price, time or size limits or other customary parameters or conditions Intrexon may impose). Intrexon will pay Cantor a commission of up to 3.0% of the gross sales proceeds of any common stock sold through Cantor under the Agreement. Intrexon has also provided Cantor with customary indemnification rights.

Intrexon is not obligated to make any sales of common stock under the Agreement. The offering of shares of its common stock pursuant to the Agreement will terminate upon the earlier of (i) the sale of all common stock subject to the Agreement, or (ii) termination of the Agreement in accordance with its terms.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K also incorporates by reference the Agreement into the Registration Statement (as defined below).

The common stock is being offered and sold pursuant to Intrexon’s effective shelf registration statement on Form S-3ASR and an accompanying prospectus (Registration Statement No. 333-198598) which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on September 5, 2014 (the “Registration Statement”) and a prospectus supplement dated November 12, 2015, to be filed with the SEC.

A copy of the opinion of Troutman Sanders LLP regarding the shares of common stock to be sold under the Agreement is attached as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Controlled Equity OfferingSM Sales Agreement between Intrexon Corporation and Cantor Fitzgerald & Co., dated November 11, 2015

5.1	Opinion of Troutman Sanders LLP

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2015

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Controlled Equity OfferingSM Sales Agreement between Intrexon Corporation and Cantor Fitzgerald & Co., dated November 11, 2015

5.1	Opinion of Troutman Sanders LLP

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1)

4